                                                                    EXHIBIT 99.4


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 AUGUST 3, 2004


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             SCENARIO                            1                  2                  3                 4
                                SPEED           PRICING   75% Rabo Curves   100% Rabo Curves   135% Rabo Curves   75% Rabo Curves
                                RATES                         Forward            Forward            Forward           Forward

                             TRIGGERS                           Fail               Fail               Fail              Fail
                         CLEANUP CALL                       To Maturity        To Maturity        To Maturity       To Maturity
                  DEFAULT P&I ADVANCE                      100% Advance       100% Advance       100% Advance      100% Advance
                              DEFAULT                           40%                40%                40%               65%
                             SEVERITY
                 DEFAULT RECOVERY LAG            Months      12 months          12 months          12 months         12 months
                      DEFAULT BALANCE                     Current Balance    Current Balance    Current Balance   Current Balance
                      CPR = CDR + CRR  Capped at prepay
                            CPR = CRR      PSA standard      CPR = CRR          CPR = CRR          CPR = CRR         CPR = CRR
                            ---------      ------------      ---------          ---------          ---------         ---------
                 INITIAL
                    BOND         SUB-
CLASS  RATINGS      SIZE   ORDINATION
-----  -------      ----   ----------
A      AAA        78.00         22.00        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M1     AA          7.10         14.90        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M2     A           5.25          9.65        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M3     A-          1.75          7.90        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
B1     BBB +       1.75          6.15        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
B2     BBB         1.50          4.65        CDR                   10.036%            10.135%            10.441%            5.986%
                                             WAL                    15.18              12.23               9.30             17.11
                                             CummLosses             12.51%             10.06%              7.85%            13.64%
---------------------------------------------------------------------------------------------------------------------------------
B3     BBB-        1.25          3.40        CDR                    8.733%             8.560%             8.477%            5.289%
                                             WAL                    16.25              13.15              10.01             18.00
                                             CummLosses             11.29%              8.78%              6.56%            12.31%
---------------------------------------------------------------------------------------------------------------------------------
B4     BB+         1.75          1.65        CDR                    7.698%             7.065%             6.276%            4.758%
                                             WAL                    15.86              12.89               9.84             17.30
                                             CummLosses             10.25%              7.49%              5.02%            11.27%
---------------------------------------------------------------------------------------------------------------------------------
                     --          1.65        CDR                       --                 --                 --                --
                                             CummLosses
---------------------------------------------------------------------------------------------------------------------------------
OC                 1.65            --                                  --                 --                 --                --
=================================================================================================================================

                             SCENARIO                           5                  6                   7                   8
                                SPEED           PRICING 100% Rabo Curves   135% Rabo Curves     75% Rabo Curves    100% Rabo Curves
                                RATES                        Forward            Forward       Static for 12       Static for 12
                                                                                                   mo/spike 400        mo/spike 400
                             TRIGGERS                          Fail               Fail                Fail                Fail
                         CLEANUP CALL                      To Maturity        To Maturity         To Maturity         To Maturity
                  DEFAULT P&I ADVANCE                     100% Advance       100% Advance        100% Advance        100% Advance
                              DEFAULT                          65%                65%                 40%                 40%
                             SEVERITY
                 DEFAULT RECOVERY LAG            Months     12 months          12 months           12 months           12 months
                      DEFAULT BALANCE                    Current Balance    Current Balance     Current Balance     Current Balance
                      CPR = CDR + CRR  Capped at prepay
                            CPR = CRR      PSA standard     CPR = CRR          CPR = CRR           CPR = CRR           CPR = CRR
                            ---------      ------------     ---------          ---------           ---------           ---------
                 INITIAL
                    BOND         SUB-
CLASS  RATINGS      SIZE   ORDINATION
-----  -------      ----   ----------
A      AAA        78.00         22.00        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
M1     AA          7.10         14.90        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
M2     A           5.25          9.65        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
M3     A-          1.75          7.90        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
B1     BBB +       1.75          6.15        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
B2     BBB         1.50          4.65        CDR                   6.038%             6.223%              9.474%              9.305%
                                             WAL                   13.51              10.04               15.49               12.54
                                             CummLosses            10.65%              8.09%              11.99%               9.40%
-----------------------------------------------------------------------------------------------------------------------------------
B3     BBB-        1.25          3.40        CDR                   5.164%             5.104%              8.106%              7.706%
                                             WAL                   14.29              10.67               16.56               13.45
                                             CummLosses             9.29%              6.75%              10.67%               8.06%
-----------------------------------------------------------------------------------------------------------------------------------
B4     BB+         1.75          1.65        CDR                   4.349%             3.842%              6.864%              6.050%
                                             WAL                   13.81              10.30               16.27               13.23
                                             CummLosses             7.98%              5.19%               9.37%               6.56%
-----------------------------------------------------------------------------------------------------------------------------------
                     --          1.65        CDR                      --                 --                  --                  --
                                             CummLosses
-----------------------------------------------------------------------------------------------------------------------------------
OC                 1.65            --                                 --                 --                  --                  --
===================================================================================================================================

                        SCENARIO                           9                10                 11                    12
                           SPEED          PRICING  135% Rabo Curves   75% Rabo Curves   100% Rabo Curves      135% Rabo Curves
                           RATES                  Static for 12     Static for 12      Static for 12      Static for 12 mo/spike 400
                                                       mo/spike 400      mo/spike 400       mo/spike 400
                        TRIGGERS                          Fail              Fail               Fail                  Fail
                    CLEANUP CALL                      To Maturity       To Maturity        To Maturity           To Maturity
             DEFAULT P&I ADVANCE                     100% Advance      100% Advance       100% Advance          100% Advance
                         DEFAULT                          40%               65%                65%                   65%
                        SEVERITY
            DEFAULT RECOVERY LAG           Months      12 months         12 months          12 months             12 months
                 DEFAULT BALANCE                    Current Balance   Current Balance    Current Balance       Current Balance
                 CPR = CDR + CRR Capped at prepay
                       CPR = CRR     PSA standard      CPR = CRR         CPR = CRR          CPR = CRR             CPR = CRR
                       ---------     ------------      ---------         ---------          ---------             ---------
              INITIAL
                 BOND       SUB-
CLASS RATINGS    SIZE ORDINATION
----- -------    ---- ----------
A     AAA      78.00       22.00       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
M1    AA        7.10       14.90       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
M2    A         5.25        9.65       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
M3    A-        1.75        7.90       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
B1    BBB +     1.75        6.15       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
B2    BBB       1.50        4.65       CDR                    9.354%            5.756%             5.622%                5.624%
                                       WAL                     9.53             17.28              13.71                 10.22
                                       CummLosses              7.15%            13.21%             10.01%                 7.38%
------------------------------------------------------------------------------------------------------------------------------
B3    BBB-      1.25        3.40       CDR                    7.385%            4.981%             4.702%                4.479%
                                       WAL                    10.24             18.18              14.49                 10.82
                                       CummLosses              5.81%            11.71%              8.55%                 5.99%
------------------------------------------------------------------------------------------------------------------------------
B4    BB+       1.75        1.65       CDR                    5.120%            4.298%             3.763%                3.155%
                                       WAL                    10.08             17.58              14.03                 10.47
                                       CummLosses              4.17%            10.33%              7.00%                 4.31%
------------------------------------------------------------------------------------------------------------------------------
                  --        1.65       CDR                       --                --                 --                    --
                                       CummLosses
------------------------------------------------------------------------------------------------------------------------------
OC              1.65          --                                 --                --                 --                    --
==============================================================================================================================